     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 1, 1997
                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  -----------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                  -----------

                         POWERWAVE TECHNOLOGIES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  -----------

              DELAWARE                           3663                           11-2723423
  (STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL            (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)          IDENTIFICATION NO.)

                  2026 MCGAW AVENUE, IRVINE, CALIFORNIA 92614
                                (714) 757-0530
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                  -----------

                               BRUCE C. EDWARDS
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                         POWERWAVE TECHNOLOGIES, INC.
                               2026 MCGAW AVENUE
                           IRVINE, CALIFORNIA 92614
                                (714) 757-0530
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                  COPIES TO:

               NICK E. YOCCA, ESQ.                            ROBERT M. MATTSON, JR., ESQ.
                K.C. SCHAAF, ESQ.                               TAMARA POWELL TATE, ESQ.
             MICHAEL H. MULROY, ESQ.                            KRISTINA M. JODIS, ESQ.
         STRADLING YOCCA CARLSON & RAUTH,                       MORRISON & FOERSTER LLP
            A PROFESSIONAL CORPORATION                   19900 MACARTHUR BOULEVARD, 12TH FLOOR
       660 NEWPORT CENTER DRIVE, SUITE 1600                     IRVINE, CALIFORNIA 92612
         NEWPORT BEACH, CALIFORNIA 92660                             (714) 251-7500
              PHONE: (714) 725-4000
            FACSIMILE: (714) 725-4100

       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] (Registration No. 333-28463)
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [_]

                        CALCULATION OF REGISTRATION FEE

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
  TITLE OF EACH CLASS                                          PROPOSED MAXIMUM
  OF SECURITIES TO BE       AMOUNT TO BE    PROPOSED OFFERING      AGGREGATE         AMOUNT OF
       REGISTERED           REGISTERED(1)   PRICE PER SHARE(2) OFFERING PRICE(2) REGISTRATION FEE
-------------------------------------------------------------------------------------------------
Common Stock, $.0001 par
 value.................        287,500            $22.00          $6,325,000          $1,917
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

(1) Includes 37,500 shares of Common Stock which may be purchased by the Underwriters to cover over-allotments, if any.

(2) Estimated pursuant to Rule 457(a) solely for the purpose of calculating the registration fee.

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

             INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT
                       ON FORM S-1 (FILE NO. 333-28463)

  Powerwave Technologies, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-28463) declared effective on June 30, 1997 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission as exhibits thereto.

                                 CERTIFICATION

  The Company hereby certifies to the Commission that it has instructed its bank to pay the Commission the filing fee of $1,917 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on July 1, 1997); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank on July 1, 1997.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on the 30th day of June, 1997.

                                          POWERWAVE TECHNOLOGIES, INC.

                                          By: /s/ Bruce C. Edwards
                                          _____________________________________
                                                     Bruce C. Edwards
                                              President and Chief Executive
                                                         Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

/s/  Bruce C. Edwards                President, Chief Executive      June 30, 1997
____________________________________ Officer and Director
   Bruce C. Edwards                  (Principal Executive
                                     Officer)

/s/ Kevin T. Michaels                Vice President, Finance and     June 30, 1997
____________________________________ Chief Financial Officer
   Kevin T. Michaels                 (Principal Financial and
                                     Principal Accounting
                                     Officer)

    *                                Director                        June 30, 1997
____________________________________
   Alfonso G. Cordero


    *                                Director                        June 30, 1997
____________________________________
   Gregory M. Avis


    *                                Director                        June 30, 1997
____________________________________
  Eugene L. Goda


    *                                Director                        June 30, 1997
____________________________________
   David L. George


    *                                Director                        June 30, 1997
____________________________________
   Rich Shapero


    *                                Director                        June 30, 1997
____________________________________
   Sam Yau


*By: /s/ Kevin T. Michaels
____________________________________
         Kevin T. Michaels,
          Attorney-in-Fact

                                 EXHIBIT INDEX

 EXHIBIT
   NO.                                 DESCRIPTION
 -------                               -----------
  5.1    Opinion of Stradling Yocca Carlson & Rauth, a Professional
         Corporation.
 23.1    Consent of Stradling Yocca Carlson & Rauth, a Professional Corporation
         (see Exhibit 5.1).
 23.2    Consent of Deloitte & Touche LLP.